借款合同

甲方：赵双喜

乙方：河北省保定市东方造纸有限公司

经赵双喜与河北省保定市东方造纸有限公司双方协商同意，赵双喜借给河北省保定市东方造纸有限公司陆佰万元整，期限为三年。具体条款如下：

一、　借款总金额

赵双喜借给河北省保定市东方造纸有限公司的借款金额为陆佰万元整。

二、　借款使用范围

此借款只能用于公司的生产经营行为，如购买原材料或机器设备，不能用于公司的其他行为。

三、　偿还期限

河北省保定市东方造纸有限公司还款期限为三年，利息按中国人民银行贷款利息结算，年底结息，到期还款。

四、　违约责任

本合同履行期内，如甲方违约给乙方造成损失应给予赔偿，乙方违约也应承担相应的经济责任，违约责任按《合同法》执行。

本合同一式两份，甲、乙双方各持一份，经双方签字或盖章后生效。

未尽事宜，双方协商解决。

甲方：赵[illegible]喜　　　　　　乙方：河北省保定市东方造纸有限公司

2008 [illegible] 月 1 日　　　　　　2008 年 8 月 1 日